voya Advantage CenturySM

A FLEXIBLE PREMIUM INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT

issued by

ReliaStar Life Insurance Company

and its

Separate Account N

Supplement Dated May 1, 2017

This supplement updates and amends certain information contained in your prospectus dated May 1, 2017. Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

NOTICE OF AND IMPORTANT INFORMATION REGARDING THE
VY® JPMORGAN MID CAP VALUE PORTFOLIO

Effective May 1, 2017, Class I shares of the VY® JPMorgan Mid Cap Value Portfolio, which was previously closed to new investors, is being reopened and made available as an investment option under your Contract.

Please note the following information about the VY® JPMorgan Mid Cap Value Portfolio:

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
VY® JPMorgan MidCap Value Portfolio Investment Adviser: Voya Investments, LLC Subadvisers: J.P. Morgan Investment Management Inc.	Seeks growth from capital appreciation

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-877-884-5050

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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